Exhibit 10.18

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: November 18, 2022

Principal Amount: $568,182

12% ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTE

THIS 12% ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTE is made by Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”), having its principal place of business at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 2345 (the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to 622 Capital LLC or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $568,182 on the earlier of January 24, 2023 (the “Initial Maturity Date”) or the closing date of a Qualified Financing (as defined below) (as the case may be, the “Maturity Date”) unless extended as set forth below or such earlier date as this Note is required be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1.             Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement and (b) the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 8(b).

“Bankruptcy Event” means any of the following events: (a) the Company or any Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof, (b) there is commenced against the Company or any Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, or (h) the Company or any Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States.

“Commercial Lender” means Commercial Lender means a commercial bank that provides loans or other financings via asset-based lending facilities or revolving credit facilities in the ordinary course of business of such commercial bank.

“Common Stock Equivalent” means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

“Conversion Date” shall have the meaning set forth in Section 7(a).

“Conversion Price” shall have the meaning set forth in Section 7(b).

“Conversion Shares” means the shares of Common Stock of the Company, as applicable, issuable upon conversion of this Note in accordance with the terms hereof.

“Existing Bridge Documents” means the “Transaction Documents” as such term is defined in the one or more Note Purchase Agreements dated as of January 24, 2021, between the Company and the “Investors” (as defined therein).

“Existing Bridge Indebtedness” means the outstanding Indebtedness of the Company incurred under the Existing Bridge Documents.

“Event of Default” shall have the meaning set forth in Section 9(a).

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“Fair Market Value” means, in the context of the Common Stock, the fair market value of such stock as determined by the Company’s Board of Directors based on such factors as the Board of Directors considers relevant.

“Fundamental Transaction” shall have the meaning set forth in Section 8(b).

“Indebtedness” means (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (8) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Note Purchase Agreement” means the Note Purchase Agreement, dated as of November 18, 2022 between the Company and the Holder, as amended, modified or supplemented from time to time in accordance with its terms.

“Note Register” means the records of the Company regarding registration and transfers of this Note.

“Original Issue Date” means the date of the first issuance of the Note as set forth on the first page hereof, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Permitted Indebtedness” means (a) Indebtedness outstanding as of the Original Issue Date, (b) the indebtedness evidenced by the Note, (c) capital lease obligations and other Indebtedness, secured or unsecured, incurred, acquired, or assumed after the Original Issue Date in connection with acquisition by the Company or its Subsidiaries of assets, business operations, and/or business entities advanced by a Commercial Lender, (d) trade payables and other accounts payable incurred in the ordinary course of the Company’s business, and (e) indebtedness that is expressly subordinate to the Note pursuant to a written subordination agreement with the Holder that is acceptable to the Holder in its sole and absolute discretion.

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“Permitted Lien” means the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such lien; and (c) liens incurred in connection with Permitted Indebtedness under clauses (a) through (d) thereunder/ thereunder.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Securities Exchange Act of 1934, as amended.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated November 18, 2022 by and between the Company and the Holder.

“Successor Entity” shall have the meaning set forth in Section 8(b).

Section 2.                 Interest.

a)             Interest Rate. Except as otherwise provided herein, the principal amount of this Note shall bear interest at an interest rate of twelve (12%) percent per annum by means of an original issue discount. Upon the occurrence of an Automatic Extension, this Note shall commence to accrue interest at an interest rate of twelve (12%) percent per annum on the date of the commencement of the Automatic Extension until the Note is converted or is paid in full.

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b)           Payment of Interest. Interest shall be due and payable on the Maturity Date except: (i) as set forth in Section 2(d); or (ii) upon an Automatic Extension, in which case interest shall be payable on the Final Maturity Date as defined in Section 3 provided that such interest shall be payable to the Holder in the form of 12% per annum paid-in-kind promissory notes of the Company substantially the same in form and substance as the Notes (“PIK Notes”). Such PIK Notes shall be issued and delivered to the Holder of the five (5) Business Days after each Interest Payment Date.

c)           Interest Calculations. Interest and Default Interest on the principal balance of this Note shall be calculated on the basis of a 360-day year, consisting of twelve thirty (30) calendar day periods.

d)           Default Interest. If any amount payable hereunder is not paid when due on the Final Maturity Date or (due to Event of Default and acceleration) at any time after the Initial Maturity Date, such overdue amount shall bear interest at a rate equal to the lesser of twenty percent (20%) per annum or the maximum rate permitted by applicable law (“Default Interest”). In addition, if the Qualified Financing does not occur by the Final Maturity Date, Default Interest shall begin to accrue on the next Business Day until this Note is paid in full or until the closing date of the Qualified Financing. Default Interest shall be paid in cash on the first day of the month, with the first payment required to be made on the first day of the month after the month in which an Event of Default has occurred or the Final Maturity Date, whichever is earlier. Default Interest shall be paid by the Company to and including the date that the Note is paid in full.

e)           Prepayment. The Company may pay the full principal amount of this Note and all accrued but unpaid interest at any time prior to the Maturity Date without the prior written consent of the Holder in the principal amount of $568,182, plus all accrued but unpaid interest, multiplied by 120%. In addition and to the extent the Company is required to pay this Note in cash at the on or after the Initial Maturity Date due to, upon the closing date of a Qualified Financing, the Company shall pay to the Holder $568,182, plus all accrued unpaid interest, multiplied by 120%. Upon the occurrence and during the continuation of an Event of Default, until the Event of Default is cured or the Note is repaid in full, Company will pay 20% of its total gross revenues (including that of all its subsidiaries) monthly, which shall be applied to payment of principal and interest under this this Note (and/or PIK Notes).

Section 3.                Maturity.

a)            All principal and accrued interest multiplied by 120% is due and payable in cash on the Maturity Date.

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b)            If the Company has filed its Form S-1 Registration Statement with the SEC on or prior to the Initial Maturity Date but the Qualified Financing has not closed by such date (“Automatic Extension”) then all principal and accrued interest under this Note shall become due and payable in cash on July 24, 2023 (the “Final Maturity Date”) or such earlier date as this Note is required be repaid as provided hereunder.

Section 4.             Ranking. All payments due under this Note shall rank pari passu with the Existing Bridge Indebtedness and senior to all other Indebtedness of the Company.

Section 5.             Security. This Note is secured by a lien on all of the physical and intangible assets of the Company and subject to the Security Agreement by and between the Company and the Holder dated of even date herewith.

Section 6.              Registration of Transfers and Exchanges.

a)           Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable to the Company for such registration of transfer or exchange.

b)           Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Note Purchase Agreement and may be transferred or exchanged only in compliance with the Note Purchase Agreement and applicable federal and state securities laws and regulations.

c)            Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 7.                Conversion.

a)            Optional Conversion. On or after the closing of a Qualified Financing, the Holder of the Note shall have the option to convert the outstanding principal amount of, and all accrued but unpaid interest (including Default Interest) on this Note into such number of shares of Common Stock equal to the quotient obtained by dividing (x) the outstanding principal amount and accrued but unpaid interest of this Note by (y) the Conversion Price. The date that the Holder delivers written notice to the Company of its desire to convert this Note shall be the “Conversion Date.” If the Note is converted prior to, or if the Holder notifies the Company that it intends to convert the Note on, the closing date of the Qualified Financing, such Conversion Shares shall be included in and registered in the Company’s Registration Statement for the Qualified Financing and shall be freely tradeable upon the effective date of the Company’s Registration Statement. The terms of the registration rights for the Conversion Shares are set forth in the Note Purchase Agreement and incorporated herein by reference.

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b)           Conversion Price. The conversion price (the “Conversion Price”) shall be equal to the price paid by the public in the Company’s Qualified Financing multiplied by 0.65 (or 0.60, from and after any Automatic Extension), subject to adjustment herein. Notwithstanding the above, in the event of the occurrence of an Automatic Extension, the Conversion Price shall be equal to the price paid by the public in the Company’s Qualified Financing multiplied by 0.60, subject to adjustment herein.

c)           Mechanics of Conversion.

i.           Delivery of Certificate Upon Conversion. Not later than two (2) Business Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder: (A) a certificate or certificates representing the Conversion Shares which, when eligible for resale under the Securities Act, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Note Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Note, and (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash).

ii.           Obligation Absolute. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

iii.           Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Note Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

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iv.           Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.           Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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vi.           Holder’s Conversion Limitations. The Company shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon: (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 7(c) vi, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 7(c) vi. applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 7(c) vi, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 7(c) vi shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 7(c) vi to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 8.                Certain Adjustments.

a)            Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)            Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii)  any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (such approval not to be unreasonably withheld, conditioned or delayed) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder (such approval not to be unreasonably withheld, conditioned or delayed). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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c)            Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

Section 9.              Events of Default.

a)         “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the payment of: (A) the principal amount of any Note or (B) interest, and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or the Final Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Business Days;

ii.           the Company shall fail to observe or perform any other covenant or agreement contained in the Note which failure is not cured, if possible to cure, within the earlier to occur of: (A) seven (7) Business Days after notice of such failure sent by the Holder or by any other Holder to the Company, and (B) ten (10) Business Days after the Company has become or should have become aware of such failure;

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iii.           a default or Event of Default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents;

iv.           any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.           the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vi.           any Person shall breach any agreement delivered to the initial Holders pursuant to the Note Purchase Agreement; or

vii.           the Company’s failure to close its Qualified Financing by the Final Maturity Date.

b)            Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest (including Default Interest), and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable. Upon the payment in full of all amounts owed, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 9(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 10.           Miscellaneous.

a)         Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Note Purchase Agreement, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with the Note Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Note Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature page attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c)           Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Arizona.

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e)           Venue. Any legal suit, action or proceeding arising out of or based upon this Note or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the Borough of Manhattan, city of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

f)           Jury Trial Waiver. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

g)           Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

h)           Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

i)           Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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j)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

k)           Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

l)           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

*              *               *

[SIGNATURE APPEARS ON THE NEXT PAGE.]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

INSPIRE VETERINARY PARTNERS, INC.

By:	/s/ Kimball Carr
Name:	Kimball Carr
Title:	Chief Executive Officer

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